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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-01920

Stralem Fund

(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated         645 Madison Avenue        New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 888-8123

Date of fiscal year end:         October 31, 2013

Date of reporting period:       October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

ANNUAL REPORT

October 31, 2013

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2013

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31st, we report to you on the Fund’s results and our current investment outlook. Performance has lagged the benchmark, the S&P 500 Index (hereafter referred to as the “Index” or “Benchmark”), this year. The Fund’s net assets have grown from $350.0 million on October 31, 2012 to $372.7 million as of the close of this fiscal year, October 31, 2013.

Performance

AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/13
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund-Institutional Class	22.97%	12.39%	7.96%	4.88%
S&P 500 Index	27.18%	15.17%	7.46%	3.31%
Stralem Equity Fund-Adviser Class	22.66%	N/A	N/A	11.90%
S&P 500 Index	27.18%	N/A	N/A	15.10%

CUMULATIVE TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/13
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund-Institutional Class	22.97%	79.32%	115.18%	92.94%
S&P 500 Index	27.18%	102.61%	105.29%	56.68%
Stralem Equity Fund-Adviser Class	22.66%	N/A	N/A	56.18%
S&P 500 Index	27.18%	N/A	N/A	74.64%

*	Inception for the Institutional Class shares was January 18, 2000. Inception for the Adviser Class shares was November 13, 2009.

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated, an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemfund.com. Performance results for the Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is widely used as a barometer of U.S. stock market performance. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

For the year ended October 31, 2013, the Fund’s Institutional Class shares (STEFX) returned 22.97% before taxes and after fees and expenses, as compared to the return of 27.18% for the S&P 500 Index (the “Index”) as shown in the table above. While returns were strong on an absolute basis providing very good upside capture, fiscal 2013 Fund performance lagged the Benchmark. Over the past year, the U.S. Large Cap Equity StrategyTM (“LCES”) maintained a significant allocation to capital preservation with approximately 35% of the portfolio allocated to Down Market stocks. With hardly any declines in the Index over the course of the entire fiscal year, this Down Market allocation proved a drag on relative performance.

Over 5 years, the Fund’s Institutional Class shares (STEFX) achieved an average annual total return of 12.39% (after fees and expenses) vs. an average annual total return of 15.17% for the Index (no fees or expenses). Over 10 years the Fund’s Institutional Class shares (STEFX) achieved an average annual total return of 7.96% (after fees and expenses) vs. an average annual total return of 7.46% for the Index (no fees or expenses). Since its inception on January 18, 2000, the Fund’s Institutional Class shares achieved an average annual total return of 4.88% (after fees and expenses) vs. an average annual total return of 3.31% for the Index (no fees or expenses).

On November 13, 2009, the Fund launched an Adviser Class shares (STRAX) which invests in the same portfolio as the Institutional Class but is available through additional selling platforms and charges a 0.25% Rule 12b-1 fee. For the year ended October 31, 2013, the Fund’s Adviser Class shares returned 22.66% before taxes and after fees and expenses, as compared to the return of 27.18% for the Index as shown in the table above.

For the 10 year period ended October 31, 2013, a $250,000 investment in the Fund’s Institutional Class shares would have grown (after fees and expenses) to $537,949 outperforming a $250,000 investment in the Index which would have grown (excluding fees and expenses) to $513,224.

Stralem Equity Fund-Institutional Class shares vs. S&P 500 Index

October 31, 2003 – October 31, 2013

The line graph above represents the performance of Institutional Class shares only, which will vary from the performance of Adviser Class shares to the extent the classes do not have the same expenses or inception dates.

Portfolio Review

Stralem & Company Incorporated (“Stralem”), as investment manager of Stralem Equity Fund, uses the same investment strategy for all client portfolios it manages in the U.S. Large Cap Equity StrategyTM (“LCES”), including the Fund. Stralem views its strong investment performance over four decades as the result of its strict adherence to a disciplined and market-conscious investment philosophy that is time tested, fundamentally driven and quantitatively enhanced.

The objective of Stralem’s LCES is to provide growth and capital preservation in one long-only portfolio. Stralem seeks to build long term capital by delivering excess returns over the Index with reduced risk and reduced volatility. We add value through purchasing a set of what we believe to be fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows (Down Market Sector) and adjusting the balance between these two groups as we move through the market cycle.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure, thereby offering the potential for growth with capital preservation in one, “long-only” product.

Within our two unique sectors, Up Market Stocks and Down Market Stocks, the portfolio is further divided into five categories. The Up Market Sector comprises three categories of stocks that history has shown lead the market when it is rising: New Industries, New Products and Dominant Firms. The Down Market Sector is comprised of two categories of stocks that have historically preserved capital when the market declines: Low Ratio of Price/Cash Flow and High Dividend Yield. As we move through the market cycle, we adjust the portfolio structure so that we hold from 50% to 90% of our portfolio in Up Market stocks and 10% to 50% in Down Market stocks based on the balance between growth and capital preservation called for by the prevailing type of market environment. Category weightings are also adjusted within each Sector as we move through the cycle. Individual stock positions are equally weighted within each category. Cash is not used as a strategic investment but is maintained at approximately 5% for tactical investment purposes.

Portfolio Structure and Positioning

As of November 1, 2013, the overall allocation stood at 65% Up Market/ 35% Down Market.

Investment Outlook

Global economic activity continues to be below normal. Third quarter 2013 U.S. real GDP growth has been projected to come in at 1.9%, with the consensus estimate for the full year at 1.6%. Projected growth for 2014 is a mere 2.6%. Employment growth in the U.S. remains weak with payroll additions struggling to break the 200k/month level and the labor force participation rate stubbornly holding around 63%. The housing market, supported by historically low mortgage rates, has been improving but remains vulnerable to “QE tapering” and the prospect of rising interest rates. After record-breaking refinancing activity, third quarter bank earnings reports have shown a steep decline in mortgage loan origination business and some leading indicators of home sales have weakened. The impact of all this on consumers’ perceived net wealth, consumer confidence and retail sales have not been positive and may help to explain Fed Chairman Bernanke’s reluctance to follow through on his initial “tapering” talk.

Investors also have to concern themselves with the continuing impact of multiple U.S. policy sagas which unfolded throughout the course of the year: the “fiscal cliff” and sequester drama at the end of calendar 2012; naming a successor to Fed Chairman Ben Bernanke; the NSA spying scandal that grew from the leaks of Edward Snowden; Bernanke’s tightrope walk regarding QE policy; and ongoing issues with the implementation of the Affordable Care Act.

The situation in the rest of the world is even weaker and likely to remain so. European growth is meager but at least seems to be stabilizing. Eurozone real GDP growth is predicted to come in at negative 0.3% for 2013 and a positive 1.0% for 2014. Germany continues to anchor Eurozone growth and talk of easier “comps” has fueled a rekindling of interest in European stocks. However, the fact remains that growth is still uncertain. There remains an overhang of excessive debt; the burden of adjustment continues to be entirely shouldered by the peripheral EU countries. Furthermore, any momentum for substantive, structural change seems to be fading. Japan, which has managed to produce two consecutive quarters of real GDP growth, is nonetheless projected to grow only 1.9% for the full year 2013 and 1.6% for 2014 – and the hard work of structural reform, the so-called “third arrow” of Prime Minister Shinzo Abe’s reforms, has not even gotten off the ground yet. Among the emerging countries, where economic growth generally remains higher than in the developed world, several key countries such as India, Brazil and Russia have bumped up against their own cyclical slowdowns exacerbated by some homegrown structural impediments.

Despite the lackluster global economic growth backdrop, nothing seems to be derailing the U.S. stock market’s relentless advance. Easy global monetary policy appears to still have the upper hand in driving the U.S. stock market—and it appears likely to continue. Fed Chairman Bernanke has, for now, backed off his tapering promises. There is speculation that the European Central Bank may lower rates, implement another Long-Term Refinancing Operation, or even act on previous QE “verbal interventions,”

as the latest round of CPI and PPI figures are showing a sharp tick downward towards deflationary territory. And of course, Japan is in the midst of its bold plan of doubling its monetary base in two years.

Valuation multiples are above average and seem stretched, especially in light of the slowing earnings growth. While 79% of the S&P 500 companies to report third quarter earnings either met or beat consensus, the fundamental underpinnings of these earnings results tell a different story. Revenues, on average, were up 3.3% and earnings advanced only 5%— growth rates that hardly seem supportive of a stock market up over 25% year-to-date. The trailing 12-month P/E of the S&P 500 has expanded 19% to 16.7x over the course of the fiscal year driving much of the Benchmark’s return. The Shiller 10-year Cyclically-Adjusted P/E ratio has expanded 13% to a heady 24.4x, a level that is 25% above the 50-year average of 19.6x.

While we acknowledge that further gains are possible as the grand global monetary policy experiment continues, the fundamental condition that triggered the Great Recession— an extreme excess of aggregate debt— is still present and has not been corrected. What’s more, the challenges facing corporations today are a bit larger than even one-year ago. Suddenly foreign exchange is no longer a tail-wind, but rather has clipped revenue and earnings growth by 2-3% for most multinationals – even those with robust hedging programs. In addition, locating incremental cost savings and efficiency gains after multiple years of layoffs and consolidations is getting harder and harder – slowing the margin expansion (already near all-time highs) parade. And lastly, share buybacks, which have provided a steady source of earnings growth for a number of years, are showing the effects of diminishing returns. All these factors have proven to be very challenging for many of the S&P 500 companies – particularly those with more global exposure. As revenue growth becomes more challenging and many of the earnings levers are tapped out, we are beginning to see companies buckle and struggle to meet lowered earnings expectations for the first time in the past few years. The companies that indeed failed to achieve their guidance were treated rather harshly by investors – especially those with lofty multiples. It is our belief that despite all the global monetary easing supporting markets, the rising tide will no longer lift all the boats. This earnings season has begun to expose certain underachieving companies and we expect a bifurcation to begin to develop between companies able to navigate this challenging global environment and those that cannot. This return to earnings and fundamental discipline as opposed to blind multiple expansion should, in our view, benefit intensive earnings and research driven managers like Stralem.

Performance Attribution

Broadly, the 35% allocation of the LCES Strategy portfolio to Down Market sector stocks was the main driver of relative underperformance, only partially offset by relative outperformance of the Up Market sector stocks.

The High Yield category accounted for most of the Down Market sector’s relative underperformance, with the Low Price to Cash Flow category a secondary negative driver. Talk of “tapering” of the Fed’s pace of bond purchases in May disproportionally hit higher-yielding defensive sectors, particularly Utilities, weighing on the High Yield category’s relative performance for the year. Southern Company (-7.7%), Merck (+2.6%) and PPL Corp (+8.7%) were the main drivers of the category’s underperformance.

Within the Low Price to Cash Flow category, our integrated major oil and gas companies did not keep pace with some of the smaller pure-play E&P companies. Chevron and Exxon’s geographically-diverse basin exposure did not permit them to benefit as much from the fast-growing liquids production rates in North America (from the continued oil-shale fracking revolution). In addition, the narrowing spread between Brent crude and West Texas Intermediate crude hurt our companies’ refining operations, as refining spreads contracted from their historically-high levels.

On the positive side, the New Products category within the Up Market sector accounted for most of the Up Market’s outperformance driven by exceptional returns from Celgene (+102.1%), Thermo Fisher Scientific (+61.2%) and AbbVie (+74.9%), respectively. The New Industries category within the Up Market sector was a secondary driver helped by solid performances from Google (+36.7%) and Cisco Systems (+35.5%). Of even more significance was the absence from the portfolio of Apple which suffered a -10.1% return.

Purchases and Sales

During the Fund’s fiscal year ended October 31, 2013, Intel (INTC), Caterpillar (CAT), NextEra Energy (NEE) and AbbVie (ABBV), were sold and Google (GOOG), Visa (V), Disney (DIS) and Amgen (AMGN) were bought. In addition, Phillip Morris International (PM) was shifted from the Dominant Companies category within the Up Market Sector to the High Yield category within the Down Market sector.

At the end of January, we sold Intel from the New Industries category and replaced it with Google. Intel was sold primarily due to the fact that its “relative growth valuation” (RGV) dipped below an acceptable level. The steeper-than-expected deceleration in global PC sales resulted in a steep drop in forward earnings which meant that Intel no longer met our requirements for earnings growth per unit of valuation. As the dominant company not only in search, but also in display and video advertising, both on the desktop and on mobile devices, Google offers the opportunity to take advantage of the secular shift of advertising dollars away from TV and print to online – where it is much more targeted, measurable and effective. The company remains the dominant global search engine, mobile operating system (Android) and video platform (YouTube) that should continue to expand its dominance in all of these fast growing fields. Google’s corporate culture is one of constant innovative and experimentation enabling it to explore new ideas that may become the “next big thing” – whether that is driverless cars, broadband via hot-air balloons, or geothermal driven data centers.

During the month of April, Caterpillar was replaced in the Dominant Companies category by Visa. Caterpillar was sold in anticipation of a steep and protracted decline in global mining capital expenditures as a result of the end of the super-cycle for base metal commodities – the highest margin portion of its business. We believed this slowdown had not been accurately reflected either in company guidance or Wall Street estimates and was likely to eventually result in earnings reductions and downgrades. The sale proved justified when the company was ultimately forced to reduce its earnings guidance – three times. Visa was purchased to gain exposure to the global secular theme of consumer payments shifting from cash to credit and debit cards. As the largest and most dominant global payment processing network, Visa is incredibly well positioned to grow globally as technology enabled more and better ways to purchase and transfer funds than through paper currency. As the world transitions to more e-commerce, e-payments and mobile wallets, Visa, in our view, should continue to capture the largest share without having to partner with any particular solution in any particular geography. Visa’s role in the global electronic payments market is to facilitate and connect merchants with financial institutions, in order to approve financial transactions. The advantage lies in the brand and the scale and scope of the network. Visa is akin to a riskless toll collector.

In early August, NextEra Energy was sold from the High Yield Category within the Down Market Sector and replaced with Philip Morris International (PM) which was shifted from the Dominant Company category within the Up Market to the High Yield category within the Down Market. PM was replaced by The Walt Disney Company in the Dominant Company category within the Up Market. NextEra had significantly outperformed the broader Utilities sector as well as the S&P 500 over the almost 14-month holding period. We were concerned by whether the company’s slate of contracted renewables projects justified the multiple expansion. Moreover, the gain in the company’s stock price also caused its dividend yield to dip below the level we seek for High Yield category positions. Phillip Morris International was shifted to the High Yield category from the Dominant Company category based on the strength of its dividend yield, its robust cash flow, the price inelasticity of demand for cigarettes, and the resilient nature of the tobacco industry. Walt Disney replaced Philip Morris International as a Dominant Company based on the superior bargaining power and unique content of the company’s media networks (particularly ESPN and Disney Channel), the movie studio’s strategy of pursuing lower risk, higher-success-rate films within the powerful Pixar, Marvel and Star Wars franchises, the virtuous circle of revenue-generating consumer product opportunities from these same franchises, the construction of Shanghai Disneyland (expected to open in 2015), the expansion of the ultra-successful Disney cruise ships, and a variety of technology investments at the parks and resorts designed to improve the customer experience while increasing spending and profit. Media companies and, more specifically, those with branded content like Disney also fit well into our thesis with respect to the growing middle class in Emerging Markets. These “new” consumers want to go to amusement parks and theaters and demand for all things Disney seems insatiable.

In September, AbbVie (ABBV) was sold from the New Products category within the Up Market, replaced by Amgen. We sold AbbVie due to the mature profile of the company’s main revenue-generating biologic drug, Humira which loses patent protection in 2016. Amgen, also a bio-pharmaceutical company with a mature profile, has a more diversified stable of drugs and in our view, has materially improved its future revenue-generating opportunities with the recently-announced acquisition of Onyx Pharmaceuticals and that company’s main multiple myeloma drug, Kyprolis.

Conclusion

We continue to invest in what are, in our view, high-quality, U.S. large cap companies that have the wherewithal to not only survive but also to thrive in this type of difficult global economic environment. In our opinion, these companies are much more capable of tapping into the structurally higher growth rates in emerging countries, while remaining tethered to the largest economy in the world – the U.S. They generally have larger market capitalizations, are “household names,” with strong brands, diversified business segments and product offerings, have the ability to finance most of their capital needs internally but also have unfettered access to capital markets, have the heft to extract favorable terms from suppliers, and have the balance sheets to keep capital expenditures and R&D spending uninterrupted, while growing incrementally through strategic acquisitions. Moreover they do so in a reliable U.S. market framework which is large and relatively transparent with U.S. companies that have a culture of innovation and focus on operational excellence. These companies are not only likely to survive an extended period of sub-par growth but also to emerge stronger than their competitors once more normalized levels of growth resume. In our view, these companies provide the best risk/reward balance in the current market environment where multiples have continued to expand.

Stralem prides itself on constructing a single portfolio that seeks to participate in the market upside while preserving capital on the down side so as to deliver reduced volatility and superior capital growth over time. Despite occasionally trailing the Benchmark, we firmly believe that focusing not only on capital growth but also on capital preservation is the best method of achieving long term wealth creation. Since the onset of Quantitative Easing in March 2009, market declines have been scarce. In fact, calendar year 2011 (+2.1%), was the only one of the past 5 years (through October 2013) to produce a return of less than +15%. While these results are beneficial for equity investors, we are mindful of the fact that they stand well-above historical averages giving us further cause to maintain our focus on capital preservation. Market corrections – both large and small – happen, and they typically occur when least expected. At Stralem, even at the cost of sometimes trailing the Benchmark, we will remain steadfast in our discipline and patient in our approach – continuing to maintain an allocation to downside protection while seeking high quality companies that meet our criteria for growth and valuation. A return to fundamental investing unencumbered by artificially low interest rates and very loose monetary policy should, in our view, amply reward such discipline.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
President, Stralem Equity Fund

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
October 31, 2013 (Unaudited)

		As of October 31, 2012		As of October 31, 2013
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$27,769,010	7.9%	$27,788,118	7.5%
	NEW INDUSTRIES	40,496,284	11.6%	48,033,643	12.9%
	DOMINANT COMPANIES	152,574,769	43.6%	168,508,797	45.3%

DOWN MARKET	LOW PRICE TO CASH FLOW	28,688,076	8.2%	29,610,902	8.0%
	HIGH YIELD	89,554,131	25.6%	89,076,922	24.0%

MONEY MARKET		10,670,716	3.1%	8,651,434	2.3%
		$349,752,986	100.0%	$371,669,816	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
October 31, 2013

Shares	Common Stocks — 97.4%	Value
	Consumer Discretionary — 7.2%
	Hotels, Restaurants & Leisure — 3.4%
132,900	McDonald’s Corp.	$12,827,508

	Media — 3.8%
203,400	Walt Disney Co. (The)	13,951,206

	Consumer Staples — 6.7%
	Beverages — 3.5%
326,400	Coca-Cola Co. (The)	12,915,648

	Tobacco — 3.2%
135,700	Philip Morris International, Inc.	12,093,584

	Energy — 11.3%
	Energy Equipment & Services — 3.4%
135,400	Schlumberger Ltd.	12,689,688

	Oil, Gas & Consumable Fuels — 7.9%
122,600	Chevron Corp.	14,707,096
166,300	Exxon Mobil Corp.	14,903,806
		29,610,902
	Health Care — 14.4%
	Biotechnology — 3.5%
38,000	Amgen, Inc.	4,408,000
58,000	Celgene Corp. (a)	8,612,420
		13,020,420
	Health Care Equipment & Supplies — 1.4%
141,600	Abbott Laboratories	5,175,480

	Life Sciences Tools & Services — 2.6%
98,100	Thermo Fisher Scientific, Inc.	9,592,218

	Pharmaceuticals — 6.9%
272,000	Merck & Co., Inc.	12,264,480
444,700	Pfizer, Inc.	13,643,396
		25,907,876
	Industrials — 17.7%
	Aerospace & Defense — 3.3%
115,800	United Technologies Corp.	12,303,750

	Air Freight & Logistics — 3.7%
103,500	FedEx Corp.	13,558,500

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.4% (Continued)	Value
	Industrials — 17.7% (Continued)
	Electrical Equipment — 3.7%
196,800	Eaton Corp. plc	$13,886,208

	Industrial Conglomerates — 7.0%
177,600	Danaher Corp.	12,803,184
506,700	General Electric Co.	13,245,138
		26,048,322
	Information Technology — 19.7%
	Communications Equipment — 4.8%
388,800	Cisco Systems, Inc.	8,748,000
132,200	QUALCOMM, Inc.	9,183,934
		17,931,934
	Internet Software & Services — 3.1%
11,300	Google, Inc. - Class A (a)	11,645,554

	IT Services — 6.8%
63,200	International Business Machines Corp.	11,326,072
70,500	Visa, Inc.	13,865,235
		25,191,307
	Software — 5.0%
261,300	Microsoft Corp.	9,236,955
275,200	Oracle Corp.	9,219,200
		18,456,155
	Materials — 6.7%
	Chemicals — 6.7%
310,000	Dow Chemical Co. (The)	12,235,700
210,800	E.I. du Pont de Nemours and Co.	12,900,960
		25,136,660
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
357,800	AT&T, Inc.	12,952,360

	Utilities — 10.2%
	Electric Utilities — 6.6%
422,400	PPL Corp.	12,938,112
289,000	Southern Co. (The)	11,822,990
		24,761,102
	Multi-Utilities — 3.6%
209,600	Dominion Resources, Inc.	13,362,000

	Total Common Stocks (Cost $267,809,851)	$363,018,382

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Money Market Funds — 2.3%	Value
3,532,727	Dreyfus Government Cash Management Money Market Fund - Class I, 0.01% *	$3,532,727
5,118,707	Dreyfus Treasury Prime Cash Management Fund - Class I, 0.00% *	5,118,707
	Total Money Market Funds (Cost $8,651,434)	$8,651,434

	Total Investments at Value — 99.7% (Cost $276,461,285)	$371,669,816

	Other Assets in Excess of Liabilities — 0.3%	1,064,428

	Net Assets — 100.0%	$372,734,244

(a)	Non-income producing.
*	Rate shown is the 7-day effective yield at October 31, 2013.
See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS
Investments, at value (Notes 1 and 2) (Cost $276,461,285)	$371,669,816
Cash	998,000
Dividends receivable	410,158
Receivable for capital shares sold	894
Other	19,416
Total Assets	373,098,284

LIABILITIES
Payable to Investment Adviser (Note 3)	242,485
Payable to administrator (Note 3)	43,611
Accrued Trustees’ fees (Note 3)	4,583
Payable for capital shares redeemed	44,250
Accrued expenses	29,111
Total Liabilities	364,040

NET ASSETS	$372,734,244

NET ASSETS CONSIST OF:
Paid-in capital	$251,200,551
Undistributed net investment income	4,476,705
Undistributed net realized gain from securities transactions	21,848,457
Net unrealized appreciation	95,208,531
Net Assets	$372,734,244

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$365,022,044
Institutional Class shares of beneficial interest outstanding	21,772,363
Net asset value, offering price and redemption price per share (a)	$16.77

ADVISER CLASS
Net assets applicable to Adviser Class	$7,712,200
Adviser Class shares of beneficial interest outstanding	461,670
Net asset value, offering price and redemption price per share (a)	$16.71

(a)	Redemption price varies based on length of time held (Note 1).
See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

INVESTMENT INCOME
Dividends	$9,819,361

EXPENSES
Investment advisory fees (Note 3)	3,220,037
Administration fees (Note 3)	480,061
Legal fees	176,845
Auditing fees	67,642
Trustees’ fees and expenses (Note 3)	63,812
Registration and filing fees, Common	5,552
Registration fees, Institutional Class	27,893
Registration fees, Adviser Class	13,631
Transfer agent fees, Institutional Class (Note 3)	18,000
Transfer agent fees, Adviser Class (Note 3)	18,000
Distribution fees, Adviser Class (Note 3)	17,944
Postage and supplies	13,310
Insurance	9,130
Bank service fees	8,324
Printing	6,854
Other	26,199
Total Expenses	4,173,234
Advisory fee reductions and expense reimbursements (Note 3):
Common	(360,043)
Institutional Class	(45,893)
Adviser Class	(31,631)
Net Expenses	3,735,667

NET INVESTMENT INCOME	6,083,694

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from securities transactions	22,037,658
Net change in unrealized appreciation on investments	49,296,432
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	71,334,090

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,417,784

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
OPERATIONS
Net investment income	$6,083,694	$5,576,177
Net realized gain from securities transactions	22,037,658	6,364,927
Net change in unrealized appreciation on investments	49,296,432	14,127,547
Net increase in net assets resulting from operations	77,417,784	26,068,651

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
Investment income, Institutional Class	(6,042,202)	(3,514,079)
Investment income, Adviser Class	(100,183)	(71,681)
Realized gain, Institutional Class	(5,157,521)	—
Realized gain, Adviser Class	(99,960)	—
Decrease in net assets from distributions to shareholders	(11,399,866)	(3,585,760)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	50,409,874	107,503,673
Net asset value of shares issued in reinvestment of distributions	9,919,736	2,936,456
Proceeds from redemption fees (Note 1)	781	1,632
Payments for shares redeemed	(103,654,024)	(46,675,943)
Net (decrease) increase in Institutional Class net assets from capital share transactions	(43,323,633)	63,765,818

Adviser Class
Proceeds from shares sold	530,298	1,401,789
Net asset value of shares issued in reinvestment of distributions	191,724	66,896
Payments for shares redeemed	(718,706)	(2,048,632)
Net increase (decrease) in Adviser Class net assets from capital share transactions	3,316	(579,947)

TOTAL INCREASE IN NET ASSETS	22,697,601	85,668,762

NET ASSETS
Beginning of year	350,036,643	264,367,881
End of year	$372,734,244	$350,036,643

UNDISTRIBUTED NET INVESTMENT INCOME	$4,476,705	$4,535,396

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2013	Year Ended October 31, 2012*
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	3,361,354	7,844,140
Shares reinvested	714,935	221,240
Shares redeemed	(6,676,036)	(3,387,730)
Net (decrease) increase in shares outstanding	(2,599,747)	4,677,650
Shares outstanding, beginning of year	24,372,110	19,694,460
Shares outstanding, end of year	21,772,363	24,372,110

Adviser Class
Shares sold	35,640	102,748
Shares reinvested	13,839	5,047
Shares redeemed	(47,512)	(148,012)
Net increase (decrease) in shares outstanding	1,967	(40,217)
Shares outstanding, beginning of year	459,703	499,920
Shares outstanding, end of year	461,670	459,703

*	Amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)(a)
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of year	$14.10	$13.09		$12.12		$10.76		$10.02

Income from investment operations:
Net investment income	0.27	0.23		0.15		0.13		0.12
Net gain on securities	2.87	0.95		0.98		1.23		0.73
Total from investment operations	3.14	1.18		1.13		1.36		0.85

Less distributions:
Dividends from net investment income	(0.25)	(0.17)		(0.16)		—		(0.11)
Dividends from net realized gain	(0.22)	—		—		—		—
Total distributions	(0.47)	(0.17)		(0.16)		—		(0.11)

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)	—

Net asset value, end of year	$16.77	$14.10		$13.09		$12.12		$10.76

Total return (c)	22.97%	9.06%		9.47%		12.62%		8.46%

Ratios/supplemental data:
Net assets, end of year (000’s)	$365,022	$343,579		$257,845		$178,540		$97,892
Ratio of net expenses to average net assets	0.98% (d)	0.98%	(d)	0.98%	(d)	1.05%	(d)	1.73% (e)
Ratio of net investment income to average net assets	1.61%	1.68%		1.43%		1.44%		1.21%
Portfolio turnover rate	14%	20%		28%		21%		21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.09%, 1.14%, 1.26% and 1.47% for the years ended October 31, 2013, 2012, 2011 and 2010, respectively (Note 3).

(e)	Absent investment advisory fees voluntarily waived by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76% for the year ended October 31, 2009.
See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)(a)
	Year ended October 31,			Period Ended October 31, 2010 (b)
	2013	2012	2011
Net asset value, beginning of period	$14.05	$13.05	$12.09	$11.28

Income from investment operations:
Net investment income	0.21	0.21	0.15	0.06
Net gain on securities	2.89	0.93	0.96	0.75
Total from investment operations	3.10	1.14	1.11	0.81

Less distributions:
Dividends from net investment income	(0.22)	(0.14)	(0.15)	—
Dividends from net realized gain	(0.22)	—	—	—
Total distributions	(0.44)	(0.14)	(0.15)	—

Proceeds from redemption fees collected (Note 1)	—	—	—	0.00	(c)

Net asset value, end of period	$16.71	$14.05	$13.05	$12.09

Total return (d)	22.66%	8.80%	9.20%	7.17%	(e)

Ratios/supplemental data:
Net assets, end of period (000’s)	$7,712	$6,457	$6,523	$5,261
Ratio of net expenses to average net assets (g)	1.23%	1.23%	1.23%	1.24%	(f)
Ratio of net investment income to average net assets	1.36%	1.46%	1.19%	1.18%	(f)
Portfolio turnover rate	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76%, 1.84%, 2.03% and 2.64%(f) for the years ended October 31, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent interests in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (Rule 12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (Rule 12b-1) fees and require a $250,000 initial investment.

The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.

Investment valuation:

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s portfolio securities are valued as of close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class, if shares are redeemed within 60 days of purchase. During the years ended October 31, 2013 and October 31, 2012, proceeds from redemption fees totaled $781 and $1,632, respectively, for the Institutional Class. There were no redemption fees collected by the Adviser Class during the years ended October 31, 2013 and October 31, 2012.

Stock split:

On December 12, 2012, the Board of Trustees of the Trust approved a ten-for-one stock split for both the Institutional Class and the Adviser Class shares. The stock split was effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Taxes:

The Fund’s policy is to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2010 through October 31, 2013) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type, as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$363,018,382	$—	$—	$363,018,382
Money Market Funds	8,651,434	—	—	8,651,434
Total	$371,669,816	$—	$—	$371,669,816

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2013, the Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Fund as of October 31, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3.   RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

The Investment Adviser has agreed contractually, until at least March 1, 2014, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98% for Institutional Class shares and 1.23% for Adviser Class shares. For the year ended October 31, 2013, the Investment Adviser reduced its advisory fees by $360,043 and reimbursed other operating expenses of $45,893 and $31,631 for Institutional Class and Adviser Class shares, respectively.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.98% and 1.23%, respectively. As of October 31, 2013, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,649,135, portions of which must be recovered no later than the dates stated below:

October 31, 2014	$661,120
October 31, 2015	$550,448
October 31, 2016	$437,567

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides executive, administrative and regulatory services to the Fund, calculates daily net asset value per share and maintains the financial books and records of the Fund. For the performance of administrative and accounting services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such net assets in excess of $500 million, subject to a monthly minimum fee of $6,000. In addition, the Fund pays an annual fee of $6,000 for each additional class of shares. As transfer agent, Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus, in its role as transfer agent, receives an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to a minimum monthly fee of $1,500 per share class. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

lines and the costs of external pricing services. The Fund also pays $6,000 annually to Ultimus to provide the Fund with the ability to access Fund/SERV and Networking through National Securities Clearing Corporation.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the year ended October 31, 2013, the Adviser Class shares incurred distribution related expenses of $17,944 under the Plan.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, except the Lead Independent Trustee and Chairman of the Audit Committee receives an annual retainer of $21,000, paid quarterly; plus reimbursement of travel and other expenses. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

4.   DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income and net capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gain	Total Distributions
Institutional Class:
October 31, 2013	$6,042,202	$5,157,521	$11,199,723
October 31, 2012	$3,514,079	—	$3,514,079
Adviser Class:
October 31, 2013	$100,183	$99,960	$200,143
October 31, 2012	$71,681	—	$71,681

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.   TAX MATTERS

The following information is computed on a tax basis for each item as of October 31, 2013:

Cost of portfolio investments	$276,647,411
Gross unrealized appreciation	$95,802,897
Gross unrealized depreciation	(780,492)
Net unrealized appreciation	95,022,405
Undistributed ordinary income	5,550,366
Undistributed long-term gains	20,960,922
Distributable earnings	$121,533,693

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

6.   INVESTMENT TRANSACTIONS

During the year ended October 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $52,036,322 and $99,434,299, respectively.

7.   CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.   SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance. The trustees of the Trust have approved an ordinary dividend and long-term capital gain to be distributed to shareholders of the Fund on record as of the close of business on a declaration date to be determined by the officers of the Fund. The ordinary dividend and long-term capital gain amount is to be determined by officers of the Fund and distributed on a payment date prior to January 1, 2014.

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Trustees and Shareholders
Stralem Equity Fund

We have audited the accompanying statement of assets and liabilities of Stralem Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for each of the three years then ended and the period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation on investments as of October 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for each of the three years then ended and the period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
December 5, 2013

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2013) and held until the end of the period (October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,078.50	$5.13
Based on Hypothetical 5% Return	$1,000.00	$1,020.27	$4.99

*
Expenses are equal to Institutional Class’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Adviser Class	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,077.40	$6.44
Based on Hypothetical 5% Return	$1,000.00	$1,019.00	$6.26

*
Expenses are equal to Adviser Class’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name, Age and Address	Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen
Independent Trustees
Michael T. Rubin Year of birth: 1941	Trustee/ Lead Independent Trustee	Since 1998/ Appointed Lead Independent Trustee in 2012	Retired	1
Geoff Gottlieb Year of birth: 1959	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1
David J. Koeppel Year of birth: 1958	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. From 2001 to 2011, Mr. Koeppel was a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.	1
Interested Trustee
Andrea Baumann Lustig** Year of birth: 1959	Trustee/ President	Trustee since 2011; Officer since 2008	Vice President of the Investment Adviser and Director of Private Client Asset Management	1

*	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
**	Interested person, as defined in the 1940 Act, by reason of relationship as an officer and shareholder of the Investment Adviser.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Age and Address		Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years
Executive Officers
-	Hirschel B. Abelson Year of birth: 1933	Senior Assistant Treasurer	Since 1989	President and Director of the Investment Adviser
	Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Year of birth: 1962	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Philippe T. Labaune Year of birth: 1968	Vice President	Since 1997	Vice President of the Investment Adviser and Trader
-	Adam S. Abelson Year of birth: 1968	Vice President	Since 2001	Vice President of the Investment Adviser and Senior Portfolio Manager
	Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Year of birth: 1968	Secretary	Since 2011; Assistant Secretary from 2008-2011	Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Joann Paccione Year of birth: 1957	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Investment Adviser

-	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

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Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

Upon careful review of the credentials of the audit committee members, the registrant’s board of trustees has determined that although the audit committee members have sufficient financial expertise to address any issues that are likely to come before the audit committee, no one member meets the technical definition of an audit committee financial expert.  After discussion and evaluation of the accounting environment in which the registrant operates the audit committee members determined that it is not essential that the registrant appoint an additional trustee who would qualify as an audit committee financial expert.  If the audit committee members determine that it is necessary to obtain the advice of an audit committee financial expert, they will consider appointing such a person.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,000 and $43,000 with respect to the registrant’s fiscal years ended October 31, 2013 and October 31, 2012, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $17,600 and $17,600 with respect to the fiscal years ended October 31, 2013 and October 31, 2012, respectively.  The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $12,000 with respect to the registrant’s fiscal years ended October 31, 2013 and October 31, 2012, respectively.  The services comprising these fees relate to tax planning, compliance and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2013 and October 31, 2012, aggregate non-audit fees of $12,500 and $12,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended October 31, 2013 and October 31, 2012, aggregate non-audit fees of $20,500 and $20,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stralem Fund

By (Signature and Title)*	/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 12, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 12, 2013

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 12, 2013

* Print the name and title of each signing officer under his or her signature.